UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 28, 2015
Date of Report (Date of earliest event reported)

NaturalShrimp Incorporated
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54030	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2068 North Valley Mills Road
Waco, TX 76710
(Address of Principal Executive Offices)

(646) 653-1910
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.    Entry into a Material Definitive Agreement

Subscription Agreement

On May 28, 2015, NaturalShrimp Incorporated, a Nevada corporation (the “Company”), entered into its standard form of Subscription Agreement (the “Agreement”) and consummated an additional closing of its private placement offering of the Company’s common stock (the “Subsequent Closing”). At the Subsequent Closing, an aggregate of 801,452 shares of common stock were sold to accredited investors for gross aggregate proceeds of $280,508.20.  As of May 28, 2015, a total of 2,644,577 shares of the Company’s common stock have been sold pursuant to the private placement offering, for gross aggregate proceeds of $875,250.00.

The Subsequent Closing is part of a private placement offering by the Company on a “best efforts” basis wherein up to 7,142,858 shares of common stock (the “Shares”) for an aggregate purchase price of $2,500,000, may be sold.  Each of the purchasers executed the Agreement, which was accepted by the Company at the Subsequent Closing, and each purchaser represented to the Company that such investor is an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to use the proceeds of the Offering for general corporate purposes, including working capital needs.

The foregoing description is qualified in its entirety by reference to the Agreement filed as Exhibit 10.1 attached hereto and incorporated herein by reference.

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02.    Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K with respect to the Company’s unregistered sale of the Shares is incorporated in its entirety into this Item 3.02.

In connection with the Subsequent Closing, the Company sold and issued an aggregate of 801,452 shares of common stock to certain accredited investors for aggregate consideration of $280,508.20. The Shares were issued in reliance on the exemption from registration afforded by Section 4(a)(2) and  Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws for offerings to "accredited  investors" as such term is defined in the  Securities Act, based upon representations made by such investors.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit Description

10.1	Form of Subscription Agreement (incorporated by reference to our Current Report on Form 8-K filed on May 7, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURALSHRIMP INCORPORATED
a Nevada corporation

Dated: June 3, 2015	By:	/s/ Bill G. Williams
Bill G. Williams
Chief Executive Officer